UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 24, 2004
                                                       (November 23, 2004)
                                --------------

                            AMC ENTERTAINMENT INC.
            (Exact name of registrant as specified in its charter)

           Delaware                    1-8747                  43-1304369
-----------------------------    ------------------    -------------------------
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)


                                920 Main Street
                          Kansas City, Missouri 64105
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (816) 221-4000

             -----------------------------------------------------

         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         As previously disclosed, on July 22, 2004, AMC Entertainment Inc. ("AMCE") signed a definitive merger agreement pursuant to which AMC Entertainment Inc. will be acquired by Marquee Holdings Inc., an investment vehicle owned by certain affiliates of J.P. Morgan Partners, LLC and certain affiliates of Apollo Management, L.P. ("Apollo").

         Also as previously disclosed, on July 22, 2004, two lawsuits purporting to be class actions were filed in the Court of Chancery of the State of Delaware, one naming AMCE, AMCE's directors, Apollo and certain entities affiliated with Apollo as defendants and the other naming AMCE, AMCE's directors, Apollo and Marquee Holdings Inc. as defendants. Those actions were consolidated on August 17, 2004. On July 23, 2004, three more lawsuits purporting to be class actions were filed in the Circuit Court of Jackson County, Missouri, each naming AMCE and AMCE's directors as defendants. These lawsuits were consolidated on September 27, 2004.

         On November 23, 2004, the parties in the Missouri action and the Delaware action entered into a memorandum of understanding providing for the settlement of both actions. Pursuant to the terms of the memorandum of understanding, the parties agreed, among other things, that: (i) Marquee Holdings Inc. would waive Section 6.4(a)(C) of the merger agreement to permit AMCE to provide non-public information to potential interested parties in response to any bona fide unsolicited written acquisition proposals by such parties (the "Waiver"); (ii) AMCE would make certain disclosures requested by the plaintiff in the proxy statement and the related Schedule 13E-3 in connection with the special meeting to approve the merger and (iii) AMCE would pay, on behalf of the defendants, fees and expenses of plaintiffs' counsel (which such amounts AMCE believes are covered by its existing directors and officers insurance policy). The memorandum of understanding also provided for the dismissal of the Missouri action and the Delaware action with prejudice and release of all related claims against AMCE, the other defendants and their respective affiliates. The settlement as provided for in the memorandum of understanding is contingent upon, among other things, approval by the court.

         Attached as Exhibit 99.1 and incorporated herein by reference is the Waiver, dated November 23, 2004, and executed by Marquee Holdings Inc.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

         99.1     Waiver, dated November 23, 2004.





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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2004            AMC ENTERTAINMENT INC.


                                   By:  /s/ Craig R. Ramsey
                                        ---------------------------------------
                                        Name:  Craig R. Ramsey
                                        Title: Executive Vice President and
                                               Chief Financial Officer




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                                 EXHIBIT INDEX


          Exhibit No.                   Description
          -----------                   -----------

          99.1                Waiver, dated November 23, 2004